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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 31, 1999

                         COMMISSION FILE NUMBER 0-17781

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                              SYMANTEC CORPORATION
             (Exact name of registrant as specified in its charter)

                     DELAWARE                              77-0181864
          (State or other jurisdiction of               (I.R.S. employer
          incorporation or organization)               identification no.)

            20330 STEVENS CREEK BLVD.

               CUPERTINO, CALIFORNIA                       95014-2132
     (Address of principal executive offices)              (zip code)

Registrant's telephone number, including area code:      (408) 253-9600


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Item 5.  Other Events - Exclusive License and Option to Purchase ACT!

On December 31, 1999, pursuant to an exclusive Software License Agreement ("Agreement") dated December 6, 1999, by and among Symantec Corporation, a Delaware corporation, and Symantec Limited, an Irish corporation (collectively "Symantec"), and SalesLogix Corporation ("SalesLogix"), a Delaware corporation, Symantec licensed certain technology and completed the transfer of certain assets and liabilities of the ACT! product line to SalesLogix. In consideration for the aforementioned, SalesLogix transferred to Symantec 623,247 shares of its unregistered Common Stock. The shares were valued at approximately $20,000,000 as of December 6, 1999. The transferred assets primarily consist of fixed assets. The ACT! technology has been licensed to SalesLogix on an exclusive basis for a period of four years.

In addition to the shares received from SalesLogix, Symantec will receive quarterly royalty payments for four years, beginning on or about March 31, 2000. SalesLogix will pay royalties based on a formula set forth in the Agreement, up to a maximum of $57 million. At the end of the four year period, SalesLogix has the exclusive option, for a period of 30 days, to purchase the licensed technology for $60 million less all royalties received from SalesLogix to date.

From December 31, 1999 to March 31, 2000, Symantec and SalesLogix will work together in accordance with a transition agreement to ensure a smooth transition of the operations to SalesLogix. As per the terms of the transition agreement, SalesLogix will pay Symantec a fee for invoicing, collecting receivables, shipping, and other operational and support activities until such time as SalesLogix takes over these activities, but no later than March 31, 2000.

Item 7.  Financial Statements and Exhibits.

(b) Pro forma financial information.

The Company has determined that pro forma financial information is not required to be filed as a part of this Report on Form 8-K.

(c) Exhibits.

The following exhibit is filed herewith:

99.01  Software License Agreement, dated December 6, 1999, by and among
       SalesLogix Corporation, a Delaware corporation, Symantec Corporation, a
       Delaware corporation and Symantec Limited, an Irish corporation.*

* Registrant will furnish a copy of any omitted schedule or exhibit to the Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  January 13, 2000                 SYMANTEC CORPORATION

                                        By         /s/ John W. Thompson
                                           -------------------------------------
                                                   John W. Thompson
                                                   Chairman, President and
                                                   Chief Executive Officer

                                        By         /s/ Gregory Myers
                                           -------------------------------------
                                                   Gregory Myers
                                                   Chief Financial Officer and
                                                   Chief Accounting Officer

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Exhibit Index

99.01    Software License Agreement, dated December 6, 1999, by and among
         SalesLogix Corporation, a Delaware corporation, Symantec Corporation, a
         Delaware corporation and Symantec Limited, an Irish corporation.*

* Registrant will furnish a copy of any omitted schedule or exhibit to the Commission upon request.